                                                                    EXHIBIT 10.6

                           SECOND AMENDED AND RESTATED
                          SHAREHOLDER RIGHTS AGREEMENT

     This Second Amended and Restated Shareholder Rights Agreement (the "Agreement") is made as of this 15th day of September, 1998 by and among Tripath Technology Inc., a California corporation (the "Company"), the purchasers of Series A Preferred Stock (the "Series A Purchasers") and Series B Preferred Stock (the "Series B Purchasers") of the Company pursuant to that certain Series A and Series B Preferred Stock Purchase Agreement dated August 1, 1995 (the "Series A and Series B Agreement") between the Company and such purchasers, the purchasers of the Series C Preferred Stock (the "Series C Purchasers") pursuant to that certain Series C Preferred Stock Purchase Agreement dated August 20, 1997 (the "Series C Agreement") between the Company and such purchasers, the purchasers of the Series D Preferred Stock (the "Series D Purchasers") pursuant to that certain Series D Preferred Stock Purchase Agreement dated of even date herewith (the "Series D Agreement") between the Company and such purchasers (the Series A Purchasers, the Series B Purchasers, the Series C Purchasers and the Series D Purchasers being collectively referred to herein as the "Purchasers") and Adya S. Tripathi (the "Founder").

                                    RECITALS

     A. Pursuant to the Series A and Series B Agreement, the Series A Purchasers and Series B Purchasers have purchased shares of Series A Preferred Stock of the Company (the "Series A Preferred"), and shares of Series B Preferred Stock of the Company (the "Series B Preferred"), respectively. Pursuant to the Series C Agreement, the Series C Purchasers have purchased shares of Series C Preferred Stock of the Company (the "Series C Preferred"). Pursuant to the Series D Agreement, the Series D Purchasers are purchasing as of the date hereof shares of Series D Preferred Stock of the Company (the "Series D Preferred") (the Series A Preferred, Series B Preferred, Series C Preferred and Series D Preferred are hereinafter collectively referred to as the "Preferred Stock"). Pursuant to that certain Common Stock Purchase Warrant issued by the Company to Intel Corporation ("Intel") on August 20, 1997 (the "Intel Warrant"), Intel, a Series C Purchaser, has the right to purchase shares of the Company's Common Stock. In connection with the Series A and Series B Agreement and the Series C Agreement, the Series A Purchasers, the Series B Purchasers, the Series C Purchasers, Intel, the Founder and the Company entered into a First Amended and Restated Shareholder Rights Agreement dated August 20, 1997 (the "Prior Shareholder Agreement") setting forth their agreement and understandings with respect to certain rights and privileges accompanying the shares of the Series A Preferred, the Series B Preferred and the Series C Preferred.

     B. The Series A Purchasers, the Series B Purchasers, the Series C Purchasers, the Founder and the Company desire to amend and restate the Prior Shareholder Agreement to include the Series D Purchasers as parties.

     NOW THEREFORE, in consideration of the mutual promises and covenants hereinafter set forth, the Purchasers, the Company and the Founder agree as follows:

                                    AGREEMENT

     1. CERTAIN DEFINITIONS. As used in this Agreement, the following terms shall have the following respective meanings:

          "COMMISSION" shall mean the Securities and Exchange Commission or any successor agency.

          "DEMAND REGISTRABLE SECURITIES" shall mean (i) shares of the Company's Common Stock issued or issuable upon the conversion of the Series A Preferred, Series B Preferred, Series C Preferred and Series D Preferred or issued upon exercise of the Intel Warrant; (ii) any Common Stock of the Company or other securities issued or issuable in respect of shares of the Series A Preferred, Series B Preferred, Series C Preferred, Series D Preferred or the Intel Warrant; and (iii) shares of the Company's Common Stock or other securities issued or issuable upon any conversion of the Series A Preferred, Series B Preferred, Series C Preferred and Series D Preferred or the Intel Warrant upon any stock split, stock dividend, recapitalization, or similar event; PROVIDED, HOWEVER, that any shares described in clauses (i)-(iii) above which have been resold to the public in accordance with the terms hereof shall cease to be Demand Registrable Securities upon such resale.

          "HOLDER" shall mean each Purchaser (including Intel as a Purchaser and as holder of the Intel Warrants), the Founder and any transferee of Registrable Securities who, pursuant to Section 15 below, is entitled to registration rights hereunder.

          "REGISTRABLE SECURITIES" shall mean (i) shares of the Company's Common Stock issued or issuable upon the conversion of the Series A Preferred, Series B Preferred, Series C Preferred and Series D Preferred or issued upon exercise of the Intel Warrant; (ii) any Common Stock of the Company or other securities issued or issuable in respect of shares of the Series A Preferred, Series B Preferred, Series C Preferred and Series D Preferred or the Intel Warrant; (iii) all of the shares of Common Stock held by the Founder as of the date of this Agreement and any additional shares issued to Founder by the Company after the date hereof; and (iv) shares of the Company's Common Stock or other securities issued or issuable upon any conversion of shares of Series A Preferred, Series B Preferred, Series C Preferred and Series D Preferred or the Intel Warrant or in respect of the shares described in clause (iii) upon any stock split, stock dividend, recapitalization, or similar event; PROVIDED, HOWEVER, that any shares described in clauses (i)-(iv) above which have been resold to the public shall cease to be Registrable Securities upon such resale.

     The terms "REGISTER," "REGISTERED" and "REGISTRATION" refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such registration statement.

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          "REGISTRATION EXPENSES" shall mean all expenses incurred by the
Company in complying with Sections 5, 6 and 9 hereof, including, without limitation, all registration, qualification and filing fees, printing expenses, escrow fees, fees and disbursements of counsel for the Company, blue sky fees and expenses, and the expense of any special audits incident to or required by any such registration.

          "RESTRICTED SECURITIES" shall mean the securities of the Company required to bear the legend set forth in Section 3 hereof (or any similar legend).

          "SECURITIES ACT" shall mean the Securities Act of 1933, as amended.

          "SELLING EXPENSES" shall mean all underwriting discounts, selling commissions and stock transfer taxes applicable to the securities registered by the Holders.

     2. RESTRICTIONS ON TRANSFERABILITY. The Restricted Securities shall not be transferable except upon the conditions specified in this Agreement, which conditions are intended to ensure compliance with the provisions of the Securities Act. Each Holder of Restricted Securities will cause any proposed transferee of the Restricted Securities held by such Holder to agree to take and hold such Restricted Securities subject to the provisions and upon the conditions specified in this Agreement.

     3. RESTRICTIVE LEGEND. Each certificate representing (i) the Series A Preferred, Series B Preferred, Series C Preferred and Series D Preferred, (ii) shares of the Company's Common Stock issued upon conversion of the Series A Preferred, Series B Preferred, Series C Preferred and Series D Preferred or upon exercise of the Intel Warrant, (iii) the Common Stock issued to the Founder, and
(iv) any other securities issued in respect of the Series A Preferred, Series B Preferred, Series C Preferred, Series D Preferred and Intel Warrant, Common Stock issued upon conversion of the Series A Preferred, Series B Preferred, Series C Preferred, Series D Preferred or exercise of the Intel Warrant or Common Stock issued to the Founder or the Purchasers upon any stock split, stock dividend, recapitalization, merger, consolidation or similar event, shall (unless otherwise permitted by the provisions of Section 4 below) be stamped or otherwise imprinted with a legend in the following form (in addition to any legend required under applicable state securities laws):

     THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THESE SHARES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SAID ACT. COPIES OF THE AGREEMENT COVERING THE PURCHASE OF THESE SHARES AND RESTRICTING THEIR TRANSFER MAY BE OBTAINED AT NO COST BY WRITTEN REQUEST MADE BY THE HOLDER OF RECORD OF THIS CERTIFICATE TO THE SECRETARY OF THE CORPORATION AT THE PRINCIPAL EXECUTIVE OFFICES OF THE CORPORATION.

     4. NOTICE OF PROPOSED TRANSFERS. The Holder of each certificate representing Restricted Securities by acceptance thereof agrees to comply in all respects with the provisions of this Section 4. Prior to any proposed transfer of any Restricted Securities, unless there is in effect a registration statement under the Securities Act covering the proposed transfer, the Holder thereof shall give written notice to the Company of such Holder's intention to effect such transfer. Each such notice shall describe the manner and circumstances of the proposed transfer in sufficient detail, and shall, if the Company so requests, be accompanied (except in transactions in compliance with Rule 144) by either (i) an unqualified written opinion of legal counsel who shall be reasonably satisfactory to the Company, addressed to the Company and reasonably satisfactory in form and substance to the Company's counsel, to the effect that the proposed transfer of the Restricted Securities may be effected without registration under the Securities Act, or (ii) a "No Action" letter from the Commission to the effect that the transfer of such securities without registration will not result in a recommendation by the staff of the Commission that action be taken with respect thereto, whereupon the Holder of such Restricted Securities shall be entitled to transfer such Restricted Securities in accordance with the terms of the notice delivered by the Holder to the Company; PROVIDED, HOWEVER, that no opinion or No Action letter need be obtained with respect to a transfer to (A) a partner, active or retired, of a Holder of Restricted Securities, (B) the estate of any such partner, (C) an "affiliate" of a Holder of Restricted Securities as that term is defined in Rule 405 promulgated by the Commission under the Securities Act, (D) to any officer, director, principal shareholder, parent or subsidiary thereof, or non-profit organization related thereto, where such Holder is a corporation or (E) the spouse, children, grandchildren or spouse of such children or grandchildren of any Holder or to trusts for the benefit of any Holder or such persons, if the transferee agrees to be subject to the terms hereof. Each certificate evidencing the Restricted Securities transferred as above provided shall bear the appropriate restrictive legend set forth in Section 3 above, except that such certificate shall not bear such restrictive legend if in the opinion of counsel for the Company or in the written opinion of counsel retained by a Holder at such Holder's expense and reasonably satisfactory to the Company such legend is not required in order to establish compliance with any provisions of the Securities Act.

     5.   REQUESTED REGISTRATION.

          (a) REQUEST FOR REGISTRATION. If at any time after the earlier of (i) August 20, 2000, or (ii) 180 days after the effective date of the first registration statement filed by the Company covering the underwritten offering of any of its securities to the general public, the Company shall receive from any Holder or group of Holders holding at least 33-1/3% of the Demand Registrable Securities a written request that the Company effect any registration, qualification or compliance with respect to at least 25% of the Demand Registrable Securities, or such lesser number of shares of Demand Registrable Securities if the reasonably anticipated aggregate proceeds of such offering (after deduction for Selling Expenses) exceed $7,500,000, the Company will:

          (x) promptly give written notice of the proposed registration, qualification or compliance to all other Holders; and

          (y) as soon as practicable, use its best efforts to effect such registration, qualification or compliance (including, without limitation, the execution of an undertaking to file post-effective amendments, appropriate qualification under applicable blue sky or other state securities laws and appropriate compliance with applicable regulations issued under the Securities Act and any other governmental requirements or regulations) as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Demand Registrable Securities as are specified in such request, together with all or such portion of the Demand Registrable Securities of any Holder or Holders joining in such request as are specified in a written request received by the Company within 20 days after receipt of such written notice from the Company;

     Provided, however, that the Company shall not be obligated to take any action to effect any such registration, qualification or compliance pursuant to this Section 5:

               (A) In any particular jurisdiction in which the Company would be required to execute a general consent to service of process in effecting such registration, qualification or compliance unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act;

               (B) After the Company has effected two such registrations pursuant to this Section 5(a), such registrations have been declared or ordered effective and the securities offered pursuant to such registration have been sold; or

               (C) Within six months following the effective date of the initial registration statement previously filed by the Company.

     Subject to the foregoing clauses (A), (B) and (C), the Company shall file a registration statement covering the Demand Registrable Securities so requested to be registered as soon as practicable after receipt of the request or requests of any Holder or Holders. If, however, the Company shall furnish to the Holder or Holders requesting a registration statement pursuant to this Section 5 a certificate signed by the President of the Company stating that, in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its shareholders for such registration statement to be filed and it is therefore essential to defer the filing of such registration statement, the Company shall have the right to defer such filing for a period of not more than 120 days after receipt of the request of the Holder or Holders requesting such registration; provided, however, that the Company may not utilize this right more than once in any twelve-month period.

          (b) UNDERWRITING. If the Holders intend to distribute the Demand Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to
Section 5(a) and the Company shall include such information in the written notice referred to in Section 5(a)(x). The right of any Holder to registration pursuant to Section 5 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Demand Registrable Securities in the underwriting (unless otherwise mutually agreed by a majority in interest of the Holders) to the extent provided herein. A Holder may elect to include in such underwriting all or part of the Demand Registrable Securities he holds.

     The Company shall (together with all Holders proposing to distribute their securities through such underwriting) enter into an underwriting agreement in customary form with the managing underwriter selected for such underwriting by a majority in interest of the Holders. Notwithstanding any other provision of this
Section 5, if the managing underwriter advises the Holders in writing that marketing factors require a limitation of the number of shares to be underwritten, then, subject to the provisions of Section 5(a), the Company shall so advise all Holders and the number of shares of Demand Registrable Securities and other securities that may be included in the registration and underwriting shall be allocated among all Holders requesting inclusion in the registration in proportion, as nearly as practicable, to the respective amounts of Demand Registrable Securities and other securities held by such Holders at the time of filing the registration statement, provided however, that the number of shares of Restricted Securities to be included in such Underwriting shall not be reduced unless all other securities are first entirely excluded from the Underwriting. No Demand Registrable Securities and other securities excluded from the underwriting by reason of the managing underwriter's marketing limitation shall be included in such registration.

     If any Holder of Demand Registrable Securities and other securities disapproves of the terms of the underwriting, such person may elect to withdraw therefrom by written notice to the Company, the managing underwriter and the other Holders. The Demand Registrable Securities and/or other securities so withdrawn shall also be withdrawn from registration; provided, however, that if by the withdrawal of such Demand Registrable Securities a greater number of Demand Registrable Securities held by other Holders may be included in such registration (up to the maximum of any limitation imposed by the underwriters), then the Company shall offer to all Holders who have included Demand Registrable Securities in the registration the right to include additional Demand Registrable Securities in the same proportion used in determining the underwriter limitation in this Section 5(b). If the registration does not become effective due to the withdrawal of Demand Registrable Securities, then either
(1) the Holders requesting registration shall reimburse the Company for expenses incurred in complying with the request or (2) the aborted registration shall be treated as effected for purposes of Section 5(a)(B) except in the event that such withdrawal is based upon material adverse information relating to the Company that is different from the information known or available (upon request from the Company or otherwise) to the Holders requesting registration at the time of their request for registration under Section 5, in which event such registration shall not be treated as a counted registration for purposes of
Section 5(a)(B) hereof, even though the Holders do not bear the Registration Expenses for such registration.

     6.   COMPANY REGISTRATION.

          (a) NOTICE OF REGISTRATION. If the Company shall determine to register any of its securities, either for its own account or the account of a security holder or holders exercising their respective demand registration rights, including the Company's initial public offering but excluding a registration relating solely to employee benefit plans, the Company will:

               (i)  promptly give to each Holder written notice thereof; and

               (ii) include in such registration (and any related qualification under blue sky laws or other compliance), and in any underwriting involved therein, all the Registrable Securities specified in a written request or requests, made within 15 days after receipt of such written notice from the Company, by any Holder or Holders, PROVIDED THAT the Company may limit, to the extent so advised by the underwriters, the amount of Registrable Securities to be included in the registration by the Holders, by (1) up to 100% of the Registrable Securities sought to be included in the case of the initial public offering and (2) up to 80% of the Registrable Securities sought to be included in the case of any subsequent public offering; and PROVIDED FURTHER that if Registrable Securities are excluded entirely or partially from the registration, no securities other than the securities being registered by the Company may be included in the registration.

          (b) In all registered public offerings, whether underwritten or not, the amount of Registrable Securities of Holders which are included in such registration, in accordance with the limitations set forth in Section 6(a)(ii) above, shall be allocated to the Holders in proportion, as nearly as practicable, to the respective amounts of Registrable Securities which would be held by each of such Holders assuming conversion of all outstanding Series A Preferred, Series B Preferred, Series C Preferred and Series D Preferred as of the date of the notice given pursuant to this Section 6.

     7. EXPENSES OF REGISTRATION. All Registration Expenses incurred in connection with up to two registrations pursuant to Section 5(a) and any registration pursuant to Section 6 shall be borne by the Company. Registration Expenses incurred in connection with any registration pursuant to Section 9 shall be borne by the Company and the Holders of the Registrable Securities being so registered pro rata. All Selling Expenses relating to securities registered by the Holders shall be borne by the Holders of such securities pro rata on the basis of the number of shares so registered. The Company shall pay the reasonable fees and expenses of one special counsel to the Holders in connection with each registration hereunder, up to a maximum of $20,000.

     8. REGISTRATION PROCEDURES. In the case of each registration, qualification or compliance effected by the Company pursuant to this Agreement the Company will keep each Holder advised in writing as to the initiation of each registration, qualification and compliance and as to the completion thereof. At its expense the Company will:

          (a) Prepare and file with the Securities and Exchange Commission a registration statement, and with the applicable state entity an appropriate qualification or compliance application, and any necessary amendments or supplements thereto, with respect to such Registrable Securities and to cause such registration statement, qualifications or compliance application to become effective;

          (b) Keep such registration, qualification or compliance effective for a period of 120 days or until the Holder or Holders have completed the distribution described in the registration statement relating thereto, whichever first occurs; provided, however, that such 120-day period shall be extended for a period of time equal to the period the Holder refrains from selling any securities included in such registration at the request of an underwriter of Common Stock (or other securities) of the Company;

          (c) Furnish such number of prospectuses and other documents incident thereto as a Holder from time to time may reasonably request;

          (d) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering. Each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement.

          (e) Notify each Holder of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

          (f) Cause all such Registrable Securities registered pursuant hereunder to be listed on each securities exchange or automated quotation system on which similar securities issued by the Company are then listed; and

          (g) Provide a transfer agent and registrar for all Registrable Securities registered pursuant hereunder and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration.

     9.   REGISTRATION ON FORM S-3. In addition to the rights set forth in
Section 5 and Section 6, if a Holder or Holders holding at least 25% of the Registrable Securities request that the Company file a registration statement on Form S-3 (or any successor thereto) for a public offering of shares of Registrable Securities the reasonably anticipated aggregate price to the public of which would exceed $1,000,000, and the Company is a registrant entitled to use Form S-3 to register securities for such an offering, the Company shall use its best efforts to cause such shares to be registered for the offering on such form (or any successor thereto). A Holder or group of Holders is entitled to an unlimited number of Form S-3 registrations; provided, however, that the Company shall be required to file no more than one (1) such registration statement during any 12-month period.

     10.  TERMINATION AND MODIFICATION OF REGISTRATION RIGHTS.

          (a) The registration rights granted pursuant to this Agreement shall terminate (i) as to all Holders on the fifth anniversary of the closing of the Company's initial public offering and (ii) as to any Holder, at such time after the Company's initial public offering as the Holder would be able to sell all of the Registrable Securities held by such Holder under Rule 144 promulgated under the Securities Act in any three-month period.

          (b) From and after the date of this Agreement, the Company shall not, without the prior written consent of the Holders of not less than a majority of the Demand Registrable Securities then held by Holders, enter into any agreement with any holder or prospective holder of any securities of the Company which would allow such holder or prospective holder to include such securities in any registration filed under Sections 5, 6 or 9 hereof other than rights subordinate to the rights of the Holders hereunder.

     11. LOCKUP AGREEMENT. In consideration for the Company agreeing to its obligations under this Agreement each Holder of Registrable Securities and each transferee pursuant to Section 15 hereof agrees, in connection with the first registration of the Company's securities, upon request of the Company and the underwriters managing any underwritten offering of the Company's securities, not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any Registrable Securities (other than those included in the registration) without the prior written consent of the Company and such underwriters, for such period of time (not to exceed 180 days) from the effective date of such registration as the Company and the underwriters may specify; provided, that each other Holder and officer and director of the Company is bound by and has entered a similar agreement; and provided, further, that such obligations shall not apply to any registration of shares of capital stock for any employee benefit plan on Form S-1 or Form S-8 or any successor form or to any registration relating to a Commission Rule 145 transaction on Form S-4 or any successor form. Each Holder agrees that the Company may instruct its transfer agent to place stop transfer notations in its records to enforce the provisions of this Section 11.

     12.  INDEMNIFICATION.

          (a) The Company will indemnify each Holder, each of its officers, directors and partners and such Holder's legal counsel and independent accountants, and each person controlling such Holder within the meaning of
Section 15 of the Securities Act, with respect to which registration, qualification or compliance has been effected pursuant to this Agreement, and each underwriter, if any, and each person who controls any underwriter within the meaning of Section 15 of the Securities Act, against all expenses, claims, losses, damages and liabilities (or actions in respect thereof), including any of the foregoing incurred in settlement of any litigation, arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement, prospectus, offering circular or other document, or any amendment or supplement thereto, incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, or any violation by the Company of any rule or regulation promulgated under the Securities Act applicable to the Company and relating to action or inaction required of the Company in connection with any such registration, qualification or compliance, and will reimburse each such Holder, each of its officers, directors and partners and such Holder's legal counsel and independent accountants, and each person controlling such Holder, each such underwriter and each person who controls any such underwriter, for any legal and any other expenses reasonably incurred in connection with investigating, preparing or defending any such claim, loss, damage, liability or action, provided that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission or alleged untrue statement or omission, made in reliance upon and in conformity with written information furnished to the Company by an instrument duly executed by such Holder or underwriter and stated to be specifically for use therein.

          (b) Each Holder will, if Registrable Securities held by such Holder are included in the securities as to which such registration, qualification or compliance is being effected, indemnify the Company, each of its directors and officers and its legal counsel and independent accountants, each underwriter, if any, of the Company's securities covered by such a registration statement, each person who controls the Company or such underwriter within the meaning of
Section 15 of the Securities Act, and each other such Holder, each of its officers and directors and each person controlling such Holder within the meaning of Section 15 of the Securities Act, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company, such Holders, such directors, officers, legal counsel, independent accountants, underwriters or control persons for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Company by an instrument duly executed by such Holder and stated to be specifically for use therein; provided, however, that the obligations of such Holders hereunder shall be limited to an amount equal to the gross proceeds before expenses and commissions to each such Holder of Registrable Securities sold as contemplated herein.

          (c) Each party entitled to indemnification under this Section 12 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not be unreasonably withheld), and the Indemnified Party may participate in such defense at such party's expense, and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Agreement, except to the extent, but only to the extent, that the Indemnifying Party's ability to defend against such claim or litigation is impaired as a result of such failure to give notice. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation.

          (d) If the indemnification provided for in this Section 12 is held by a court of competent jurisdiction to be unavailable to an Indemnified Party with respect to any loss, liability, claim, damage, or expense referred to therein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party hereunder, shall contribute to the amount paid or payable by such Indemnified Party as a result of such loss, liability, claim, damage or expense in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and of the Indemnified Party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage, or expense as well as any other relevant equitable considerations. The relative fault of the Indemnifying Party and of the Indemnified Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the Indemnifying Party or by the Indemnified Party and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission.

     13. INFORMATION BY HOLDER. The Holder or Holders of Registrable Securities included in any registration shall furnish to the Company such information regarding such Holder or Holders and the distribution proposed by such Holder or Holders as the Company may reasonably request in writing and as shall be reasonably required in connection with any registration, qualification or compliance referred to in this Agreement.

     14. RULE 144 REPORTING. With a view to making available the benefits of certain rules and regulations of the Commission which may at any time permit the sale of the Restricted Securities to the public without registration, after such time as a public market exists for the Common Stock of the Company, the Company agrees to:

          (a) Make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act, at all times after the effective date of the first registration under the Securities Act filed by the Company for an offering of its securities to the general public;

          (b) Use its best efforts to then file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Securities Exchange Act of 1934, as amended (at any time after it has become subject to such reporting requirements);

          (c) Furnish to Holders of Registrable Securities forthwith upon request, a written statement by the Company as to its compliance with the reporting requirements of Rule 144 (at any time after 90 days after the effective date of the first registration statement filed by the Company for an offering of its securities to the general public), and of the Securities Act and the Securities Exchange Act of 1934 (at any time after it has become subject to such reporting requirements), a copy of the most recent annual or quarterly report of the Company, and such other reports and documents of the Company as a Holder of Registrable Securities may reasonably request in availing itself of any rule or regulation of the Commission allowing such Holder to sell any such securities without registration.

     15. TRANSFER OF REGISTRATION RIGHTS. The right to cause the Company to register securities granted the Purchasers and the Founder hereunder may be assigned to (A) a transferee or assignee who acquires at least 200,000 shares of Series A Preferred, Series B Preferred, Series C Preferred, Series D Preferred or Common Stock held by the Founder or issued on conversion of Series A Preferred, Series B Preferred, Series C Preferred or Series D Preferred or a combination of such Series A Preferred, Series B Preferred, Series C Preferred or Series D Preferred and Common Stock (adjusted for stock splits, reverse stock splits or similar events after the date hereof) provided that the Company is given written notice of such assignment prior to such assignment, or (B) the transferee of all of the Purchaser's such shares of Series A Preferred, Series B Preferred, Series C Preferred or Series D Preferred (or Common Stock issued on conversion of the Series A Preferred, Series B Preferred, Series C Preferred or Series D Preferred), if a Purchaser holds less than 200,000 shares of Series A Preferred, Series B Preferred, Series C Preferred or Series D Preferred (or Common Stock issued on conversion of the Series A Preferred, Series B Preferred, Series C Preferred or Series D Preferred) provided that the Company is given written notice of such assignment prior to such assignment and that the transferee be reasonably acceptable to the Company. In addition, rights to cause the Company to register securities may be freely assigned (a) to a partner, active or retired, of a Purchaser, (b) to any affiliate (as that term is defined in Rule 405 promulgated by the Commission under the Securities Act), or (c) to the parents, spouse, children, grandchildren or spouse of such children or grandchildren of any Purchaser or the Founder or to trusts for the benefit of any Purchaser, the Founder or such persons.

     16.  COMPANY COVENANTS. The Company hereby covenants and agrees as follows:

          16.1 ANNUAL AND QUARTERLY FINANCIAL INFORMATION. The Company will furnish the following reports to each Purchaser for so long as such Purchaser is a holder of any shares of Series A Preferred, Series B Preferred, Series C Preferred or Series D Preferred (or Common Stock issued upon conversion of the Series A Preferred, Series B Preferred, Series C Preferred or Series D Preferred):

               (a) As soon as practicable after the end of each fiscal year, and in any event within 90 days thereafter, consolidated balance sheets of the Company and its subsidiaries, if any, as of the end of such fiscal year, and consolidated statements of income and consolidated statements of cash flows of the Company and its subsidiaries, if any, for such year, prepared in accordance with generally accepted accounting principles consistently applied and setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail and audited and certified by independent public accountants of national standing selected by the Company.

               (b) As soon as practicable after the end of the first, second and third quarterly accounting periods in each fiscal year of the Company and in any event within 45 days thereafter, an unaudited consolidated balance sheet of the Company and its subsidiaries, if any, as of the end of each such quarterly period, and unaudited consolidated statements of income and unaudited consolidated statements of cash flows of the Company and its subsidiaries for such period and for the current fiscal year to date, prepared in accordance with generally accepted accounting principles consistently applied and setting forth in each case in comparative form the figures for the corresponding periods of the previous fiscal year, all in reasonable detail and signed, subject to changes resulting from year-end audit adjustments, by the principal financial or accounting officer of the Company.

          16.2 ASSIGNMENT OF RIGHTS TO FINANCIAL INFORMATION. The rights to receive information pursuant to Section 16.1 may be assigned or otherwise conveyed by any Purchaser or subsequent transferee to any transferee of shares of Series A Preferred, Series B Preferred, Series C Preferred or Series D Preferred (or Common Stock issued upon conversion thereof).

          16.3 PROPRIETARY INFORMATION AGREEMENT. The Company will require each person employed by the Company, whether at present or in the future, to execute a Proprietary Information Agreement in a form approved by the Company's Board of Directors as a condition of such employment.

          16.4 CONFIDENTIALITY AGREEMENT. Each Purchaser and any successor or assign of such Purchaser, who receives from the Company or its agents, directly or indirectly, any information which the Company has not made generally available to the public, pursuant to the preparation and execution of this Agreement or disclosure in connection therewith or pursuant to the provisions of this Section 16, acknowledges and agrees that such information is confidential and for its use only in connection with evaluating its investment in the Company, and further agrees that it will not disseminate such information to any person other than its accountant, investment advisor or attorney and that such dissemination shall be only for purposes of evaluating its investment.

          16.5 TERMINATION OF COVENANTS. Notwithstanding anything to the contrary set forth herein, the covenants set forth in this Section 16 (except for those set forth in Section 16.4 which shall survive) shall terminate and be of no further force or effect after the date upon which the first registration statement filed by the Company under the Securities Act in connection with an underwritten public offering of its securities first becomes effective.

     17. RIGHTS OF FIRST OFFER. The Company hereby grants to each Series A Purchaser, Series B Purchaser, Series C Purchaser and Series D Purchaser (an "Eligible Purchaser") the right of first offer to purchase, pro rata, all (or any part) of "New Securities" (as defined in this Section 17) that the Company may, from time to time propose to sell and issue. Such pro rata share, for purposes of this right of first offer, is the ratio of (X) the number of shares of Common Stock then owned by such Series A Purchaser, Series B Purchaser, Series C Purchaser or Series D Purchaser or issuable upon the conversion of the Series A Preferred, Series B Preferred, Series C Preferred and Series D Preferred then owned by such Series A Purchaser, Series B Purchaser, Series C Purchaser or Series D Purchaser (including shares issuable upon exercise of options or warrants held by such Series A Purchaser, Series B Purchaser, Series C Purchaser or Series D Purchaser), to (Y) the total number of shares of Common Stock then outstanding, after giving effect to the conversion of all outstanding convertible securities (including the Preferred Stock) and the exercise of all outstanding options. This right of first offer shall be subject to the following provisions:

          (a) "NEW SECURITIES" shall mean any Common Stock and Preferred Stock of the Company whether or not authorized on the date hereof, and rights, options, or warrants to purchase

Common Stock or Preferred Stock and securities of any type whatsoever that are, or may become, convertible into Common Stock or Preferred Stock; provided, however, that "New Securities" does not include the following:

                     (i) shares of Common Stock, or options to purchase shares of Common Stock, issued or granted to officers, directors and employees of, or consultants to, the Company pursuant to a stock grant, employee restricted stock purchase agreement, option plan or purchase plan or other stock incentive program or issuance approved by the Board of Directors;

                     (ii) shares of Series D Preferred being issued or which may become issuable pursuant to the Series D Agreement;

                     (iii) shares of Common Stock issuable upon conversion of the Series A Preferred, Series B Preferred, Series C Preferred or Series D Preferred;

                     (iv) securities of the Company offered to the public in a firmly underwritten public offering pursuant to a registration statement filed under the Securities Act;

                     (v) securities of the Company offered to the public in any other public offering pursuant to a registration statement filed under the Securities Act with an aggregate offering price to the public of at least $7,500,000;

                     (vi) securities of the Company issued pursuant to the acquisition of another corporation by the Company by merger, purchase of substantially all of the assets, or other reorganization whereby the Company owns more than fifty percent (50%) of the voting power of such other corporation;

                     (vii) securities of the Company issued to vendors or customers or in connection with equipment lease financing transactions or bank financing transactions the principal purpose of which is not to raise equity funding;

                     (viii) securities of the Company issued to corporate partners or in connection with other strategic alliances if the Board of Directors unanimously determines that such transactions are not principally for the purpose of raising equity funding; or

                     (ix) shares of Common Stock or Preferred Stock issued in connection with any stock split, stock dividend, or recapitalization by the Company.

              (b) In the event that Company proposes to undertake an issuance of New Securities, it shall give each Eligible Purchaser written notice of its intention, describing the type of New Securities, the price, and the general terms upon which the Company proposes to issue the same. Each Eligible Purchaser shall have ten (10) business days after receipt of such notice to agree to purchase its pro rata share of such New Securities at the price and upon the terms specified in the notice by giving written notice to the Company and stating therein the quantity of New Securities to be purchased. If any Eligible Purchaser fails to agree to purchase its full pro rata share within such ten (10) business day period, the Company will give the Eligible Purchasers who did so agree (the "Electing Purchasers") notice of the number of shares which were not subscribed for. Such notice may be by telephone if followed by written confirmation within two days. The Electing Purchasers shall have ten (10) business days from the date of such notice to agree to purchase pro rata all of the New Securities not purchased by such non-purchasing Eligible Purchasers.

              (c) In the event that Eligible Purchasers fail to exercise in full the right of first offer within the ten (10) business plus ten (10) business day period specified above, the Company shall have one hundred twenty
(120) days thereafter to sell (or enter into an agreement pursuant to which the sale of New Securities covered thereby shall be closed, if at all, within sixty
(60) days from the date of said agreement) the New Securities respecting which the rights of the Eligible Purchasers were not exercised at a price and upon terms no more favorable to the purchasers thereof than specified in the Company's notice. In the event the Company has not sold the New Securities within such one hundred twenty (120) day period (or sold and issued New Securities in accordance with the foregoing within sixty (60) days from the date of such agreement) the Company shall not thereafter issue or sell any New Securities, without first offering such New Securities to the Eligible Purchasers in the manner provided above.

              (d) The right of first offer granted under this Section 17 shall expire upon the earlier of (i) five years from the date hereof, or (ii) the first sale of Common Stock to the public that is effected pursuant to a registration statement filed with, and declared effective by, the Commission under the Securities Act, covering the offer and sale of Common Stock with an aggregate offering price to the public of not less than $7,500,000.

              (e) This right of first offer is nonassignable except to any transferee to whom registration rights may be transferred pursuant to Section 15 of this Agreement.

       18. ELECTION OF DIRECTORS. So long as OPTi, Inc. ("OPTi") and SANYO Semiconductor Corporation ("Sanyo") each hold 500,000 shares of Series A Preferred or Series B Preferred (or any combination thereof), OPTi and Sanyo will each vote all of their shares of Preferred Stock and Common Stock issued upon conversion of the Preferred Stock for the election to the Board of Directors of (i) one nominee designated by OPTi and reasonably satisfactory to the Founder (but only for so long as Founder is a director) and (ii) one nominee designated by Sanyo reasonably satisfactory to the Founder (but only for so long as the Founder is a director). The obligations under this Section 18 shall terminate upon the first sale of Common Stock to the public that is effected pursuant to a registration statement filed with, and declared effective by, the Commission under the Securities Act, covering the offer and sale of Common Stock with an aggregate offering price to the public of not less than $7,500,000.

       19. OBSERVER RIGHTS. As long as Cisco Systems, Inc. ("Cisco") owns not less than five percent (5%) of the shares of the Series D Preferred Stock it is purchasing hereunder (or an equivalent amount of Common Stock issued upon conversion thereof) and until such time as the Company completes its initial public offering, the Company shall invite a representative of Cisco to attend all meetings of its Board of Directors in a nonvoting observer capacity and, in this respect, shall give such representative copies of all notices, minutes, consents, and other materials that it provides to its directors; PROVIDED, HOWEVER, that such representative shall agree in writing to hold in confidence and trust and to act in a fiduciary manner with respect to all information so provided; and, provided further, that the Company reserves the right to withhold any information and to exclude such representative from any meeting or portion thereof if access to such information or attendance at such meeting could adversely affect the attorney-client privilege between the Company and its counsel or would result in disclosure of trade secrets to such representative.

       20. CONFIDENTIALITY. For a period of three years from the date hereof, the Founder and each Purchaser shall not disclose to any third party or to the public in general the terms and conditions of the Series D Preferred Stock Purchase Agreement and each of the documents entered into in connection therewith, including their existence, except (a) to the extent the discloser concludes in good faith and upon advice of counsel that such disclosure is required by applicable law, regulation or regulatory authority, and (b) to the discloser's directors, shareholders, auditors, accountants, lenders, bankers, underwriters, attorneys and bona fide prospective equity investors, provided that any such persons agree in writing to be bound by substantially similar confidentiality provisions. In the event of any disclosure authorized by the preceding sentence, the disclosing party shall use reasonable efforts to obtain confidential treatment of the information and materials so disclosed.

       21. ADDITIONAL PARTIES. The parties hereto agree that additional holders of securities of the Company may, with the consent only of the Company, be added as parties to this Agreement with respect to any or all securities of the Company held by them, and shall thereupon be deemed for all purposes "Purchasers" hereunder; provided, however, that from and after the date of this Agreement, the Company shall not without the prior written consent of each Purchaser, enter into any agreement with any holder or prospective holder of any securities of the Company providing for the grant to such holder of rights superior to those granted herein. Any such additional party shall execute a counterpart of this Agreement, and upon execution by such additional party and by the Company, shall be considered a Purchaser for purposes of this Agreement. Upon such execution, all shares of Common Stock of the Company issuable upon conversion of any securities held by such additional party shall be deemed for all purposes "Registrable Securities" hereunder.

       22. GOVERNING LAW. This Agreement shall be governed in all respects by the laws of the State of California, without giving effect to the conflicts of laws principles thereof.

       23. ENTIRE AGREEMENT. This Agreement constitutes the full and entire understanding and agreement between the parties with regard to the subjects hereof. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

       24. NOTICES, ETC. All notices and other communications required or permitted hereunder shall be in writing and shall be deemed effectively given upon delivery to the party to be notified in person or by courier service or five days after deposit with the United States mail, by registered or certified mail, postage prepaid, addressed (a) if to a Purchaser, to such Purchaser's address set forth on Exhibit A to the Series A and Series B Agreement, Series C Agreement or Series D Agreement or at such other address as such Purchaser shall have furnished to the Company in writing, (b) if to any other holder of any Registrable Securities, to such address as such holder shall have furnished the Company in writing, or, until any such holder so furnishes an address to the Company, then to and at the address of the last holder of such Registrable Securities who has so furnished an address to the Company, (c) if to the Company, to its address set forth on the signature page of this Agreement to the attention of the Corporate Secretary, or at such other address as the Company shall have furnished to the Holders or (d) if to the Founder, to the address set forth on the signature page of this Agreement, or such other address as the Founder shall have furnished to the Holders.

       25. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which may be executed by less than all of the Purchasers and the Founder, each of which shall be enforceable against the parties actually executing such counterparts, and all of which together constitute one instrument.

       26. AMENDMENT. Any provision of this Agreement may be amended, waived or modified upon the written consent of the (i) Company, (ii) holders of a majority of the Demand Registrable Securities and (iii) the Founder (excluding for all purposes in such computation any Common Stock resold to the public), PROVIDED that any such amendment, waiver or modification applies by its terms to each holder. Any Purchaser or the Founder may waive any of his or its rights or the Company's obligations hereunder without obtaining the consent of any other person.

       27. DELAY OR OMISSIONS. No delay or omission to exercise any right, power or remedy accruing to any Purchaser, upon any breach or default of the Company under this Agreement, shall impair any such right, power or remedy of such holder nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any holder of any breach or default under this Agreement, or any waiver on the part of any holder of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement or by law or otherwise afforded to any holder, shall be cumulative and not alternative.

       28. SEVERABILITY. In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision; provided, that no such severability shall be effective if it materially changes the economic benefit of this Agreement to any party.

       29. WAIVER OF PRIOR SHAREHOLDER AGREEMENT. The Series A Purchasers, Series B Purchasers, Series C Purchasers and the Founder irrevocably waive all of their rights under the Prior Shareholder Agreement (including the rights contained in Section 17 thereof) in exchange for the rights contained herein.

       IN WITNESS WHEREOF, the undersigned have executed this Second Amended and Restated Shareholder Rights Agreement as of the date set forth above.


"COMPANY"

TRIPATH TECHNOLOGY INC.,
a California corporation


By:   /s/ ADYA S. TRIPATHI, PRESIDENT
      ---------------------------------------
      Adya S. Tripathi, President


"FOUNDER"


By:   /s/ ADYA S. TRIPATHI
      ---------------------------------------
      Adya S. Tripathi
      2855 Glen Keats Court
      San Jose, CA  95148


"SERIES D PURCHASERS"

H&Q TRIPATH INVESTORS, L.P.
By: H&Q VENTURE ASSOCIATES, L.P., ITS GENERAL PARTNER

Name:  JACKIE BERTERRETCHE
      ---------------------------------------
By:    /s/ JACKIE BERTERRETCHE
      ---------------------------------------
Title: CHIEF FINANCIAL OFFICER
      ---------------------------------------


TI VENTURES, L.P.
By: H&Q VENTURE ASSOCIATES, L.P., ITS GENERAL PARTNER

Name:  JACKIE BERTERRETCHE
      ---------------------------------------
By:    /s/ JACKIE BERTERRETCHE
      ---------------------------------------
Title: CHIEF FINANCIAL OFFICER
      ---------------------------------------


Name:  CISCO SYSTEMS, INC.
      ---------------------------------------
By:    /s/ JUDITH ESTRIN
      ---------------------------------------
Title: CHIEF TECHNOLOGY OFFICER
      ---------------------------------------


Name:  A. BECHTOLSHEIM
      ---------------------------------------
By:    /s/ A. BECHTOLSHEIM
      ---------------------------------------
Title: SELF
      ---------------------------------------


Name:  MEDICAL-TECHNICAL GASES, INC., 20 HALL ST., MEDFORD, MA 02155
      --------------------------------------------------------------
By:    /s/
      ---------------------------------------
Title: PRES/TREAS
      ---------------------------------------


Name:  DHUNN-CARR LLC PROFIT SHARING PLAN FOR RAHUL VENDRA SINGH
      ----------------------------------------------------------
By:    /s/ RAHUL VENDRA SINGH
      ---------------------------------------
Title: TRUSTEE
      ---------------------------------------

SANYO SEMICONDUCTOR CORPORATION

By:    /s/
      ---------------------------------------
Title:
      ---------------------------------------

           [SECOND AMENDED AND RESTATED SHAREHOLDER RIGHTS AGREEMENT]

CMC MAGNETICS CORPORATION


By:    /s/
      ---------------------------------------
Title:
      ---------------------------------------


DIRECT INTERNATIONAL LTD.


By:    /s/
      ---------------------------------------
Title:
      ---------------------------------------


/s/ JEREMY WANG
---------------------------------------------
Jeremy Wang


/s/ CHYONG WEN CHANG
---------------------------------------------
Chyong Wen Chang


/s/ HON-JANE CHIU
---------------------------------------------
Hon-Jane Chiu


/s/ HANG-CHIEN HSU
---------------------------------------------
Hang-Chien Hsu


/s/ ROBERT T. CLARKSON
---------------------------------------------
Robert T. Clarkson


/s/ TOR R. BRAHAM
---------------------------------------------
Tor R. Braham


/s/ JOHN DIPIETRO
---------------------------------------------
John DiPietro


           [SECOND AMENDED AND RESTATED SHAREHOLDER RIGHTS AGREEMENT]

WS INVESTMENT COMPANY 95B


By:    /s/ JIM TERRANOVA
      ---------------------------------------
Title: ADMINISTRATOR
      ---------------------------------------


UNITED MICROELECTRONICS CORPORATION


By:    /s/ ROBERT TSAO
      ---------------------------------------
Title: CHAIRMAN
      ---------------------------------------


WK TECHNOLOGY FUND


By:    /s/ WEN CHANG KO
      ---------------------------------------
Title:
      ---------------------------------------


WK TECHNOLOGY FUND II


By:    /s/ WEN CHANG KO
      ---------------------------------------
Title:
      ---------------------------------------


WK TECHNOLOGY FUND III

By:    /s/ WEN CHANG KO
      ---------------------------------------
Title:
      ---------------------------------------


           [SECOND AMENDED AND RESTATED SHAREHOLDER RIGHTS AGREEMENT]

WK TECHNOLOGY FUND IV


By:    /s/ WEN CHANG KO
      ---------------------------------------
Title:
      ---------------------------------------


WK GLOBAL FUND LIMITED


By:    /s/ WEN CHANG KO
      ---------------------------------------
Title:
      ---------------------------------------


INTEL CORPORATION


By:    /s/
      ---------------------------------------
Title:
      ---------------------------------------


/s/ LO-HOU CHEW
---------------------------------------------
Lo-Hou Chew


           [SECOND AMENDED AND RESTATED SHAREHOLDER RIGHTS AGREEMENT]

INTERNATIONAL NETWORK CAPITAL CORP.


By:    /s/
      ---------------------------------------
Title:
      ---------------------------------------


INTERNATIONAL NETWORK CAPITAL LDC


By:    /s/
      ---------------------------------------
Title:
      ---------------------------------------


/s/ STEEL SU
---------------------------------------------
Steel Su


           [SECOND AMENDED AND RESTATED SHAREHOLDER RIGHTS AGREEMENT]

OPTI, INC.


By:    /s/ BERNARD T. MARREN
      ---------------------------------------
Title: PRESIDENT AND CEO
      ---------------------------------------


           [SECOND AMENDED AND RESTATED SHAREHOLDER RIGHTS AGREEMENT]

SHORELINE ASSOCIATES II, LLC


By:    /s/
      ---------------------------------------
Name:
      ---------------------------------------
Title:
      ---------------------------------------


           [SECOND AMENDED AND RESTATED SHAREHOLDER RIGHTS AGREEMENT]

/s/ ROBERT DOW
---------------------------------------------
Robert Dow



           [SECOND AMENDED AND RESTATED SHAREHOLDER RIGHTS AGREEMENT]

/s/ SONNY GULATI
---------------------------------------------
Sonny Gulati



           [SECOND AMENDED AND RESTATED SHAREHOLDER RIGHTS AGREEMENT]

/s/ KAILASH JOSHI
---------------------------------------------
Kailash Joshi



           [SECOND AMENDED AND RESTATED SHAREHOLDER RIGHTS AGREEMENT]

THE GOLDMAN SACHS GROUP, L.P.
By:   The Goldman Sachs Corporation
      General Partner


By: /s/ JOSEPH H. GLEBERMAN
    ---------------------------------------------
       Name:  JOSEPH H. GLEBERMAN
       Title: EXECUTIVE VICE PRESIDENT


STONE STREET FUND 1998, L.P.
By:   Stone Street Advantage Corp.
      General Partner


By: /s/ KATHERINE B. ENQUIST
    ---------------------------------------------
       Name:  KATHERINE B. ENQUIST
       Title: VICE PRESIDENT


BRIDGE STREET FUND 1998, L.P.
By:   Stone Street Advantage Corp.
      Managing General Partner


By: /s/ KATHERINE B. ENQUIST
    ---------------------------------------------
       Name:  KATHERINE B. ENQUIST
       Title: VICE PRESIDENT



           [SECOND AMENDED AND RESTATED SHAREHOLDER RIGHTS AGREEMENT]

DHUNN-CARR HEDGE FUND LP


By:  /s/ RAHUL VENDRA SINGH
    ---------------------------------------------
Name: RAHUL VENDRA SINGH
     --------------------------------------------
Title:
      -------------------------------------------


           [SECOND AMENDED AND RESTATED SHAREHOLDER RIGHTS AGREEMENT]

FREDERICK M. GEIBEL AND
MARGARET M. GEIBEL AS
COMMUNITY PROPERTY


/s/ FREDERICK M. GEIBEL
-------------------------------------------------
Frederick M. Geibel

/s/ MARGARET M. GEIBEL
-------------------------------------------------
Margaret M. Geibel



/s/ FREDERICK M. GEIBEL
-------------------------------------------------
Frederick M. Geibel as Custodian for
Gregory R. Geibel UTMA/CA until age 21


/s/ FREDERICK M. GEIBEL
-------------------------------------------------
Frederick M. Geibel as Custodian for
Eric M. Geibel UTMA/CA until age 21


           [SECOND AMENDED AND RESTATED SHAREHOLDER RIGHTS AGREEMENT]

MORGAN STANLEY DEAN WITTER
EQUITY FUNDING, INC.


By:  /s/ DAVID POWERS
    ---------------------------------------------
Name: DAVID POWERS
     --------------------------------------------
Title: PRESIDENT
      -------------------------------------------


           [SECOND AMENDED AND RESTATED SHAREHOLDER RIGHTS AGREEMENT]